UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2010

OAK TREE EDUCATIONAL PARTNERS, INC.
(Exact name of registrant as specified in charter)

Delaware	000-52634	20-2329345
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

845 Third Avenue, 6th Floor
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (646) 290-5290

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported by Oak Tree Educational Partners, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010 (the “Original Report”), on December 1, 2010 (the “Closing Date”), the Company consummated the acquisition of Educational Training Institute, Inc. (“ETI”) pursuant to an amended and restated agreement and plan of merger dated as of November 30, 2010 (the “Merger Agreement”) by and among the Company, ETI Acquisition Corp. (a newly formed acquisition subsidiary of the Company) (“Mergerco”), ETI and its stockholders being Messrs. Joseph Monaco, Harold Kaplan and their wives and daughters (collectively, the “ETI Stockholders”) pursuant to which Mergerco was merged with and into ETI, with ETI as the surviving corporation of the merger (the “Merger”).  Upon consummation of the Merger, ETI became a wholly-owned subsidiary of the Company.

Also disclosed by the Company in the Original Report, immediately following consummation of the Merger referred to above, the Company consummated the acquisition of Culinary Tech Center, LLC (“CTC”) and Professional Culinary Academy LLC, formerly Professional Culinary Institute LLC (“PCA” and together with ETI and CTC, the “Culinary Group”) pursuant to an amended and restated membership interest purchase agreement (the “Purchase Agreement”) with the Culinary Group and Messrs. Monaco and Kaplan, the sole members of CTC and PCA.  Under the terms of the Purchase Agreement, ETI (now a wholly-owned subsidiary of the Company) purchased from Messrs. Monaco and Kaplan 100% of the membership interests of each of CTC and PCA.

The full text of the Original Report, together with the full text of each agreement and other documents filed as exhibits to the Original Report, are incorporated herein by reference.

This Amendment on Form 8-K/A (the “Amendment”) amends the Original Report for purposes of providing:

•
a promissory note issued by the Company to the ETI Stockholders on December 1, 2010, as contemplated by the Merger Agreement, in an amount equal to all pre-tax profits of the Culinary Group for the 2010 Fiscal Year that have not been distributed by the Culinary Group to the ETI Stockholders;

•	the audited financial statements of ETI, CTC and PCA as of November 30, 2010 and for the eleven months then ended;
•	the audited financial statements of ETI, CTC and PCA as of December 31, 2009 and for the year then ended;
•	the unaudited financial statements of ETI, CTC and PCA as of September 30, 2010 and for the nine months then ended;
•	the unaudited financial statements of ETI, CTC and PCA as of September 30, 2009 and for the nine months then ended; and
•	the pro forma financial statements of the Company and subsidiaries and ETI, CTC and PCA as of September 30, 2010 and for the nine months then ended and for the year ended December 31, 2009.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

In accordance with Item 9.01(a) of Form 8-K, ETI’s audited financial statements as of November 30, 2010 and for the eleven months then ended are filed in this Form 8-K/A as Exhibit 99.2.

In accordance with Item 9.01(a) of Form 8-K, CTC’s audited financial statements as of November 30, 2010 and for the eleven months then ended are filed in this Form 8-K/A as Exhibit 99.3.

In accordance with Item 9.01(a) of Form 8-K, PCA’s audited financial statements as of November 30, 2010 and for the eleven months then ended are filed in this Form 8-K/A as Exhibit 99.4.

In accordance with Item 9.01(a) of Form 8-K, ETI’s audited financial statements as of December 31, 2009 and for the year then ended are filed in this Form 8-K/A as Exhibit 99.5.

In accordance with Item 9.01(a) of Form 8-K, CTC’s audited financial statements as of December 31, 2009 and for the year then ended are filed in this Form 8-K/A as Exhibit 99.6.

In accordance with Item 9.01(a) of Form 8-K, PCA’s audited financial statements as of December 31, 2009 and for the year then ended are filed in this Form 8-K/A as Exhibit 99.7.

In accordance with Item 9.01(a) of Form 8-K, ETI’s unaudited financial statements as of September 30, 2010 and for the nine months then ended are filed in this Form 8-K/A as Exhibit 99.8.

In accordance with Item 9.01(a) of Form 8-K, CTC’s unaudited financial statements as of September 30, 2010 and for the nine months then ended are filed in this Form 8-K/A as Exhibit 99.9.

In accordance with Item 9.01(a) of Form 8-K, PCA’s unaudited financial statements as of September 30, 2010 and for the nine months then ended are filed in this Form 8-K/A as Exhibit 99.10.

In accordance with Item 9.01(a) of Form 8-K, ETI’s unaudited financial statements as of September 30, 2009 and for the nine months then ended are filed in this Form 8-K/A as Exhibit 99.11.

In accordance with Item 9.01(a) of Form 8-K, CTC’s unaudited financial statements as of September 30, 2009 and for the nine months then ended are filed in this Form 8-K/A as Exhibit 99.12.

In accordance with Item 9.01(a) of Form 8-K, PCA’s unaudited financial statements as of September 30, 2009 and for the nine months then ended are filed in this Form 8-K/A as Exhibit 99.13.

(b) Pro forma financial information.

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial statements of the Company and subsidiaries and ETI, CTC and PCA as of September 30, 2010 and for the nine months then ended and for the year ended December 31, 2009 are filed in this Form 8-K/A as Exhibit 99.14.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1
Amended and Restated Agreement and Plan of Merger dated November 30, 2010 by and among Oak Tree Educational Partners, Inc., ETI Acquisition Corp., Educational Training Institute, Inc., and the stockholders of Educational Training Institute, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

10.2
Amended and Restated Interest Purchase Agreement dated November 30, 2010 by and among Oak Tree Educational Partners, Inc., Culinary Tech Center LLC, Professional Culinary Institute LLC, Educational Training Institute, Inc., Joseph Monaco and Harold Kaplan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

10.3
Form of Employment Agreement with Joseph Monaco and Harold Kaplan (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

10.4
Loan Agreement dated November 30, 2010 by and among Oak Tree Educational Partners, Inc. and its subsidiaries, and Deerpath Funding, LP (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

10.5
$3,000,000 Initial Term Promissory Note dated November 30, 2010 issued to Deerpath Funding, LP (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

10.6
Warrant to Purchase Shares of Common Stock dated November 30, 2010 (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

10.7
Security Agreement dated November 30, 2010 by and among Oak Tree Educational Partners, Inc. and its subsidiaries, and Deerpath Funding, LP (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

10.8
Pledge Agreement dated November 30, 2010 by and among Oak Tree Educational Partners, Inc. and certain its subsidiaries, and Deerpath Funding, LP (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

10.9
Subordination and Intercreditor Agreement dated November 30, 2010 by and among Valley Anesthesia, Inc., Valley Anesthesia Educational Programs, Inc. and Deerpath Funding, LP (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

10.10
Amended and Restated Security Agreement dated November 30, 2010 by and among Oak Tree Educational Partners, Inc., Valley Anesthesia, Inc. and their respective subsidiaries, and Valley Anesthesia Educational Programs, Inc. (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

10.11	Form of Promissory Note of Oak Tree Educational Partners, Inc. dated December 1, 2010 as issued to the ETI Stockholders.

99.1
Press Release of Oak Tree Educational Partners, Inc. dated December 2, 2010 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

99.2	The audited financial statements of Educational Training Institute, Inc. as of November 30, 2010 and for the eleven months then ended.

99.3	The audited financial statements of Culinary Tech Center, LLC as of November 30, 2010 and for the eleven months then ended.

99.4	The audited financial statements of Professional Culinary Academy LLC as of November 30, 2010 and for the eleven months then ended.

99.5	The audited financial statements of Educational Training Institute, Inc. as of December 31, 2009 and for the year then ended.

99.6	The audited financial statements of Culinary Tech Center, LLC as of December 31, 2009 and for the year then ended.

99.7	The audited financial statements of Professional Culinary Academy LLC as of December 31, 2009 and for the year then ended.

99.8	The unaudited financial statements of Educational Training Institute, Inc. as of September 30, 2010 and for the nine months then ended.

99.9	The unaudited financial statements of Culinary Tech Center, LLC as of September 30, 2010 and for the nine months then ended.

99.10	The unaudited financial statements of Professional Culinary Academy LLC as of September 30, 2010 and for the nine months then ended.

99.11	The unaudited financial statements of Educational Training Institute, Inc. as of September 30, 2009 and for the nine months then ended.

99.12	The unaudited financial statements of Culinary Tech Center, LLC as of September 30, 2009 and for the nine months then ended.

99.13	The unaudited financial statements of Professional Culinary Academy LLC as of September 30, 2009 and for the nine months then ended.

99.14
Pro Forma Financial Statements of Oak Tree Educational Partners, Inc. and Subsidiaries and Educational Training Institute, Inc., Culinary Tech Center, LLC and Professional Culinary Academy LLC as of September 30, 2010 and for the nine months then ended and for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK TREE EDUCATIONAL PARTNERS, INC.
(Registrant)

By:	/s/ Joseph J. Bianco
	Name:	Joseph J. Bianco
	Title:	Chief Executive Officer

Date:  February 16, 2011